Exhibit p


                                 Code of Ethics

                                  PHOENIX FUNDS
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                          PHOENIX-ABERDEEN SERIES FUND
                          PHOENIX EQUITY PLANNING CORP.

                              AMENDED AND RESTATED
                                 CODE OF ETHICS

1.       Statement of Ethical Principles
         -------------------------------

         When Fund Access Persons covered by the terms of this Code of Ethics engage in personal securities transactions, they must adhere to the following general principles as well as to the Code's specific provisions:

                  A. At all times, the interests of Fund shareholders must be paramount;

                  B. Personal transactions must be conducted consistent with this Code of Ethics in a manner that avoids any actual or potential conflict of interest; and

                  C. No inappropriate advantage should be taken of any position of trust and responsibility.

2.       Definitions
         -----------

                  A. "Fund" means each and every investment company, or series thereof, or other institutional account managed by the Adviser, individually and collectively.

                  B. "Access Person" means any Trustee (other than a Disinterested Trustee who does not obtain information concerning recommendations made to the Fund regarding the purchase or sale of a security), officer, general partner, Portfolio Manager or Advisory Person of the Fund or (i) any temporary or permanent employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. The Compliance Officer of each Fund shall maintain a list of the Fund's Access Persons.

                  C. "Advisory Person" means any Portfolio Manager or other investment person, such as an analyst or trader, who provides information and advice to a Portfolio Manager or assists in the execution of the investment decisions. For purposes of Section 4, "Advisory Person" shall not include Portfolio Managers.


                                      p.1

                  D. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the Advisory Person making the recommendation, when such person seriously considers making such a recommendation.

                  E. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

                  F. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act, as amended.

                  G. "Disinterested Trustee" means a Trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, as amended.

                  H. "Initial Public Offering" means a public sale of an issue not previously offered to the public.

                  I. "Managed Fund" shall mean those Funds, individually and collectively, for which the Portfolio Manager makes buy and sell decisions.

                  J. "Portfolio Manager" means the person entrusted to make the buy and sell decisions for a Fund.

                  K. "Private Placement" shall have the same meaning as that set forth in Section 4(2) of the Securities Exchange Act.

                  L. "Purchase or sale of a security" includes inter alia, the writing of an option or the purchase or sale of a security that is exchangeable for or convertible into, a security that is held or to be acquired by a Fund.

                  M.       "Security" shall have the meaning set forth in
                  Section 2(a)(36) of the Investment Company Act, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

3.       Exempted Transactions
         ---------------------

         The prohibitions of Section 4 of this Code shall not apply to:

                  A. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control in the reasonable estimation of the Compliance Officer.


                                      p.2

                  B. Purchases or sales of securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify.

                  C. Purchases or sales which are non-volitional on the part of either the Access Person or the Fund.

                  D. Purchases of shares necessary to establish an automatic dividend reinvestment plan or pursuant to an automatic dividend reinvestment plan, and subsequent sales of such securities.

                  E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.      Prohibited Activities
        ---------------------

                  A. IPO Rule: No Advisory Person or Portfolio Manager may purchase securities in an Initial Public Offering, except with the prior approval of the Compliance Officer of the Fund.

                  B. Private Placement Rule: No Advisory Person or Portfolio Manager may purchase securities in a Private Placement unless such purchase has been approved by the Compliance Officer of the Fund. Any such approved purchase should be disclosed to the Fund if that issuer's securities are being considered for purchase or sale by the Fund.

                  C. Preclearance Rule: No Access Person, Advisory Person nor Portfolio Manager may purchase or sell a security unless such purchase or sale has been precleared by the Compliance Officer of the Fund. Preclearance is shall be valid through the business day next following the day preclearance is given.

                  Exceptions: The following securities transactions are exempt from the pre-clearance requirement:

                           1. Purchases or sales of up to 1,000 shares of securities of issuers ranked within the top 200 Standard & Poor's 500 Composite Stock Index (S&P 500) ("Large Cap List") at the time of purchase or sale. The Compliance Officer of the Fund shall distribute an updated list of such securities quarterly.

                           2. Purchase orders sent directly to the issuer via mail (other than in connection with a Private Placement) or sales of such securities which are redeemed directly by the issuer via mail.


                                      p.3

                  NOTE: THE COMPLIANCE OFFICER OF THE FUND MAY DENY APPROVAL OF ANY TRANSACTION REQUIRING PRECLEARANCE UNDER THIS PRECLEARANCE RULE, EVEN IF NOMINALLY PERMITTED UNDER THIS CODE OF ETHICS, IF HE/SHE REASONABLY BELIEVES THAT DENYING PRECLEARANCE IS NECESSARY FOR THE PROTECTION OF A FUND. ANY SUCH DENIAL MAY BE APPEALED TO THE FUND'S COUNSEL. THE DECISION OF COUNSEL SHALL BE FINAL.

                  D. Open Order Rule: No Access Person, Advisory Person or Portfolio Manager may purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, when a Fund has a pending "buy" or "sell" order for that security of the same type (i.e. buy or sell) as the proposed personal trade, until the Fund's order is executed or withdrawn.

                  Exceptions: The following securities transactions are exempt from the Open Order Rule:

                           1. Purchases or sales of up to 1,000 shares of securities of issuers on the Large Cap List at the time of the transaction.

                           2.       Purchases or sales approved by the
                                    Compliance Officer of the Fund in his/her discretion.

                  ANY PROFITS REALIZED ON A PERSONAL TRADE IN VIOLATION OF THIS
                  SECTION 4D MUST BE DISGORGED.

                  E. Blackout Rule: If a Portfolio Manager's Managed Fund holds a security that is the subject of a proposed personal trade by that Portfolio Manager, such personal trade may be permitted only as follows:

                           1. If the proposed personal trade is on the same side as the last Managed Fund transaction in that security, the personal trade cannot occur within two days of such Managed Fund transaction (i.e. neither at T nor T + 1 calendar day).

                           2. If the proposed personal trade is on the opposite side of the last Managed Fund transaction in that security, the personal trade cannot occur unless (a) it is more than two days after the Managed Fund transaction (i.e. T + 2 calendar days or later) AND (b) the Preclearance Request, if required for such personal transaction (i.e. it is not eligible for The Large Cap List exception to the Preclearance Rule) sets forth, to the reasonable satisfaction of the Compliance Officer, an explanation of the reasons the Managed Fund is not effecting a similar transaction.

                  Transactions permitted under the Blackout Rule must also satisfy the Open Order Rule and the Preclearance Rule if and to the extent the transaction is not covered by exceptions to those rules.

                  ANY PROFITS REALIZED BY A PORTFOLIO MANAGER ON A PERSONAL TRADE IN VIOLATION OF THIS SECTION 4E MUST BE DISGORGED.


                                      p.4

                  F. Holding Period Rule: Access Persons, Advisory Persons and Portfolio Managers must hold each Security, other than those described in Section 3B, (securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify) for a period of not less than six (6) months, whether or not the purchase of such Security was an exempt transaction under any other provision of Section 4.

                  ANY PROFITS REALIZED ON TRADING IN CONTRAVENTION OF THIS POLICY MUST BE DISGORGED.

                  G. No Advisory Person shall annually accept any gift or other item of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

                  H. No Advisory Person shall serve on the board of directors of a publicly traded company without prior authorization by the President or the Compliance Officer of the Fund. If board service is authorized, such Advisory Person shall have no role in making investment decisions with respect to the publicly traded company.

5.       Compliance Procedures
         ---------------------

                  A. All Access Persons shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the Fund's Compliance Officer.

                  B. Every Access Person shall report to the Fund the information described in Section 5D of this Code with respect to transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                  C. A Disinterested Trustee of the Fund need only report a transaction in a security if such Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, (1) during the 7-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund or (2) such security was being considered for purchase or sale by the Fund.

                  D. Every report required pursuant to Section 5B above shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                           (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                           (iii)    The price at which the transaction was
                           effected;


                                      p.5

                           (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                           (v) The date of approval of the transaction and the person who approved it as required by Section 4B or C above.

                  E. Each Access Person shall submit a report listing all personal securities holdings to the Compliance Officer upon the commencement of service and annually thereafter. This annual report shall be and include a certification by the Access Person that he or she has read and understood the Code of Ethics and has complied with the Code's requirements.

                  F. Any report made under this Section 5 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                  G. The Compliance Officer shall submit an annual report to the Fund's Board of Trustees that summarizes the current Code of Ethics procedures, identifies any violations requiring significant remedial action, and recommends appropriate changes to the Code, if any.

                  H. Any Access Person or Disinterested Trustee shall immediately report any potential violation of this Code of which he or she becomes aware to the Fund's Compliance Officer.


6.       Sanctions
         ---------

         Upon discovering a violation of this Code, the Board of Trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of employment, or suspension of personal trading privileges for such period as it may deem appropriate.


                                      p.6

                                  PHOENIX FUNDS
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                          PHOENIX-ABERDEEN SERIES FUND

                              AMENDED AND RESTATED
                                 CODE OF ETHICS

                                    ADDENDUM

As stated in Section 3B(2) of the Code of Ethics, the Trustees/Directors may specify from time to time, EXEMPTED TRANSACTIONS, which are purchases or sales of securities which are exempt from Section 4 of the Code.

The following transactions have been specified as EXEMPT TRANSACTIONS by the Trustees/Directors:

1. Purchases or sales of securities trading at less than $5.00 per share at the time of the trade. (Nov. '96)

2. Purchases or sales of securities issued by Phoenix Investment Partners, Ltd. (Aug. '97)

3. Purchases or sales by Directors or Trustees who are not employees of the adviser or distributor of a fund or any affiliates thereof provided such Director or Trustee does not obtain information concerning recommendations to the Fund regarding the purchase or sale of a security. (Nov. '97)


                                      p.7

                        PHOENIX INVESTMENT COUNSEL, INC.

                              AMENDED AND RESTATED
                                 CODE OF ETHICS

1.       Statement of Ethical Principles
         -------------------------------

         When Fund Access Persons covered by the terms of this Code of Ethics engage in personal securities transactions, they must adhere to the following general principles as well as to the Code's specific provisions:

                  A. At all times, the interests of Fund shareholders must be paramount;

                  B. Personal transactions must be conducted consistent with this Code of Ethics in a manner that avoids any actual or potential conflict of interest; and

                  C. No inappropriate advantage should be taken of any position of trust and responsibility.

2.       Definitions
         -----------

                  A. "Fund" means each and every investment company, or series thereof, or other institutional account managed by the Adviser, individually and collectively.

                  B. "Access Person" means any Trustee (other than a Disinterested Trustee who does not obtain information concerning recommendations made to the Fund regarding the purchase or sale of a security), officer, general partner, Portfolio Manager or Advisory Person of the Fund or (i) any temporary or permanent employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. For purposes of Section 4, "Access Person" shall not include Advisory Persons nor Portfolio Managers. The Compliance Officer of each Fund shall maintain a list of the Fund's Access Persons.


                                      p.1

                  C. "Advisory Person" means any Portfolio Manager or other investment person, such as an analyst or trader, who provides information and advice to a Portfolio Manager or assists in the execution of the investment decisions. For purposes of
                  Section 4, "Advisory Person" shall not include Portfolio Managers.

                  D. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the Advisory Person making the recommendation, when such person seriously considers making such a recommendation.

                  E. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

                  F. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act, as amended.

                  G. "Disinterested Trustee" means a Trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, as amended.

                  H. "Initial Public Offering" means a public sale of an issue not previously offered to the public.

                  I. "Managed Fund" shall mean those Funds, individually and collectively, for which the Portfolio Manager makes buy and sell decisions.

                  J. "Portfolio Manager" means the person entrusted to make the buy and sell decisions for a Fund.

                  K. "Private Placement" shall have the same meaning as that set forth in Section 4(2) of the Securities Exchange Act.

                  L. "Purchase or sale of a security" includes inter alia, the writing of an option or the purchase or sale of a security that is exchangeable for or convertible into, a security that is held or to be acquired by a Fund.

                  M. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank


                                      p.2
                  certificates of deposit, commercial paper and shares of registered open-end investment companies.

                  N. "Short term trading" is buying and then selling or selling and then buying the same (or equivalent) securities within seven (7) calendar days (e.g. opening transaction at "T" and closing transaction at T + 6 calendar days or less).

3.       Exempted Transactions
         ---------------------

         The prohibitions of Section 4 of this Code shall not apply to:

                  A. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control in the reasonable estimation of the Compliance Officer.

                  B. Purchases or sales of securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify.

                  C. Purchases or sales which are non-volitional on the part of either the Access Person or the Fund.

                  D. Purchases of shares necessary to establish an automatic dividend reinvestment plan or pursuant to an automatic dividend reinvestment plan, and subsequent sales of such securities.

                  E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.       Prohibited Activities
         ---------------------

                  A. IPO Rule: No Advisory Person or Portfolio Manager may purchase securities in an Initial Public Offering, except with the prior approval of the Compliance Officer of the Fund.

                  B. Private Placement Rule: No Advisory Person or Portfolio Manager may purchase securities in a Private Placement unless such purchase has been approved by the Compliance Officer of the Fund. Any such approved purchase should be disclosed to the Fund if that issuer's securities are being considered for purchase or sale by the Fund. Such consideration for purchase or sale shall be conducted by a person other than the interested Advisory Person or Portfolio Manager.


                                      p.3

                  C. Preclearance Rule: No Access Person, Advisory Person nor Portfolio Manager may purchase or sell a security unless such purchase or sale has been precleared by the Compliance Officer of the Fund. Preclearance shall be valid through the business day next following the day preclearance is given.

                  Exceptions: The following securities transactions are exempt from the pre-clearance requirement:

                           1. Purchases or sales of up to 1,000 shares of securities of issuers ranked within the top 200 of the Standard & Poor's 500 Composite Stock Index (S&P 500) (the "Large Cap List") at the time of purchase or sale. The Compliance Officer of the Fund shall distribute an updated list of such securities quarterly.

                           2. Purchase orders sent directly to the issuer via mail (other than in connection with a Private Placement) or sales of such securities which are redeemed directly by the issuer via mail.

                  NOTE: THE COMPLIANCE OFFICER OF THE FUND MAY DENY APPROVAL OF ANY TRANSACTION REQUIRING PRECLEARANCE UNDER THIS PRECLEARANCE RULE, EVEN IF NOMINALLY PERMITTED UNDER THIS CODE OF ETHICS, IF HE/SHE REASONABLY BELIEVES THAT DENYING PRECLEARANCE IS NECESSARY FOR THE PROTECTION OF A FUND. ANY SUCH DENIAL MAY BE APPEALED TO THE FUND'S COUNSEL. THE DECISION OF COUNSEL SHALL BE FINAL.

                  D. Open Order Rule: No Access Person, Advisory Person or Portfolio Manager may purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, when a Fund has a pending "buy" or "sell" order for that security of the same type (i.e. buy or sell) as the proposed personal trade, until the Fund's order is executed or withdrawn.

                  Exceptions: The following securities transactions are exempt from the Open Order Rule:

                           1.       Purchases or sales of up to 1,000
                           shares of securities of issuer on the Large
                           Cap List at the time of the transaction.

                           2.       Purchases or sales approved by the
                           Compliance Officer of the Fund in his/her discretion.

                  ANY PROFITS REALIZED ON A PERSONAL TRADE IN VIOLATION OF THIS
                  SECTION 4D MUST BE DISGORGED.


                                      p.4

                  E. Blackout Rule: If a Portfolio Manager's Managed Fund holds a security that is the subject of a proposed personal trade by that Portfolio Manager, such personal trade may be permitted only as follows:

                           1. If the proposed personal trade is on the same side as the last Managed Fund transaction in that security, the personal trade cannot occur within two days of such Managed Fund transaction (i.e. neither at T nor T + 1 calendar day).

                           2. If the proposed personal trade is on the opposite side of the last Managed Fund transaction in that security, the personal trade cannot occur unless
                           (a) it is more than two days after the Managed Fund transaction (i.e. T + 2 calendar days or later) AND
                           (b) the Preclearance Request, if required for such personal transaction (i.e. it is not eligible for the Large Cap List exception to the Preclearance Rule) sets forth, to the reasonable satisfaction of the Compliance Officer, an explanation of the reasons the Managed Fund is not effecting a similar transaction.

                  Transactions permitted under the Blackout Rule must also satisfy the Short Term Trading Rule, the Open Order Rule, and the Preclearance Rule if and to the extent the transaction is not covered by exceptions to those rules.

                  Note: Read together, the Short Term Trading Rule and the Blackout Rule generally will require that a Portfolio Manager must hold a position in a security until the LATER of (a) T + 7 calendar days ( T = his/her Opening Transaction); and (b) T + 2 (T = the Managed Fund's last transaction in that security).

                  ANY PROFITS REALIZED BY A PORTFOLIO MANAGER ON A PERSONAL TRADE IN VIOLATION OF THIS SECTION 4E MUST BE DISGORGED.

                  F. Short Term Trading Rule: No Advisory Person or Portfolio Manager may engage in Short Term Trading for profit.

                  Exceptions:
                  ----------

                           1.       Advisory Persons may effect Closing
                           Transactions (i.e. a sale after a purchase or a purchase after a sale of the same security) within 7 calendar days of the Opening Transaction in that security (i.e. within T + 6 calendar days or less)
                           (a) if there are no Fund trades in that security within that period; or (b) if there are Fund trades in that security within that period, there are no Fund trades in that security on the opposite side of the proposed personal


                                      p.5

                           Closing Transaction occurring prior to the proposed personal Closing Transaction. This Short Term Trading Exception does not constitute a waiver of either the Open Order Rule or the Preclearance Rule.

                           2. Portfolio Managers may effect Closing Transactions within 7 calendar days of the Opening Transaction in that security (i.e. within T + 6 calendar days or less (a) if there are no Fund trades in that security within that period; or (b) if there are Fund trades in that security within that period,
                           (i) there are no trades in that security in any of his/her Managed Funds occurring prior to the proposed personal Closing Transaction, and (ii) no trades in that security for any other Fund on the opposite side of the proposed personal Closing Transaction occurring prior to the proposed personal Closing Transaction. This Short Term Trading Exception does not constitute a waiver of any of the Open Order Rule, the Blackout Rule or the Preclearance Rule.

                  Note: Read together, the Short Term Trading Rule and the Blackout Rule generally will require that a Portfolio Manager must hold a position in a security until the LATER of (a) T + 7 calendar days ( T = his/her Opening Transaction); and (b) T + 2 (T = the Managed Fund's last transaction in that security).

                  ANY PROFITS REALIZED ON SHORT TERM TRADING IN CONTRAVENTION OF THIS POLICY MUST BE DISGORGED.

                  G. No Advisory Person shall accept any gift or other item of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

                  H. No Advisory Person shall serve on the board of directors of a publicly traded company without prior authorization by the President or the Compliance Officer of the Fund. If board service is authorized, such Advisory Person shall have no role in making investment decisions with respect to the publicly traded company.

5.       Compliance Procedures
         ---------------------

                  A. All Access Persons shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the Fund's Compliance Officer.


                                      p.6

                  B. Every Access Person shall report to the Fund the information described in Section 5D of this Code with respect to transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                  C. A Disinterested Trustee of the Fund need only report a transaction in a security if such Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, (1) during the 7-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund or (2) such security was being considered for purchase or sale by the Fund.

                  D. Every report required pursuant to Section 5B above shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                           (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                           (iii)    The price at which the transaction was
                           effected;

                           (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                           (v) The date of approval of the transaction and the person who approved it as required by Section 4B or C above.

                  E. Each Access Person and Disinterested Trustee shall submit a report listing all personal securities holdings to the Compliance Officer upon the commencement of service and annually thereafter. This annual report shall include a certification by the Access Person that he or she has read and understood the Code of Ethics and has complied with the Code's requirements.

                  F. Any report made under this Section 5 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


                                      p.7

                  G. The Compliance Officer shall submit an annual report to the Fund's Board of Trustees that summarizes the current Code of Ethics procedures, identifies any violations requiring significant remedial action, and recommends appropriate changes to the Code, if any.

                  H. Any Access Person or Disinterested Trustee shall immediately report any potential violation of this Code of which he or she becomes aware to the Fund's Compliance Officer.

6.       Sanctions
         ---------

         Upon discovering a violation of this Code, the Board of Trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of employment, or suspension of personal trading privileges for such period as it may deem appropriate.


CODE-PIC.
402-REV.doc


                                      p.8

                        ROGER ENGEMANN & ASSOCIATES, INC.

================================================================================

                              Amended and Restated
                               Statement of Policy
                                     on
                                Personal Trading
                          and Confidential Information

================================================================================

         As a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with substantial responsibility to it's advisory clients, ROGER ENGEMANN & ASSOCIATES, INC. (the "Company") has an obligation to implement and maintain a meaningful policy governing the personal trading and use of confidential and material nonpublic information by it's officers, directors and employees. The purpose of this Statement of Policy is to minimize conflicts of interest (including the appearance of such conflicts), as well as to comply with the Insider Trading and Securities Fraud Transaction Act of 1988, as amended ("ITSFEA") and the Advisers Act. In addition, this Statement of Policy is designed to provide a program for educating, detecting and preventing insider trading by, the officers, directors and employees of the Company.

INSIDER TRADING
---------------

A.       BACKGROUND

         1. INSIDER TRADING. It is unlawful to engage in "insider trading." This means, in general, that no "insider" may (i) purchase or sell a security on the basis of material, nonpublic information or (ii) communicate material, nonpublic information to another where the communication leads to, or is intended to lead to, a purchase or sale of securities. Although the insider trading prohibitions extend to the activities of each employee of the Company, it is not anticipated that such persons will routinely receive "inside information." However, to educate the Company's employees, more information describing "insider trading" and the penalties for such trading is set forth below. Compliance procedures regarding the use of inside information, if any, obtained by any of the Company's employees also are described.

         2. OTHER CONFIDENTIAL INFORMATION. Certain information obtained by the Company that does not constitute "inside" information still constitutes confidential information that must be protected by the Company and it's employees. Compliance procedures regarding the use and treatment of all confidential information are set forth below.

         3. CONFLICTS OF INTEREST. Because the Company is a fiduciary to it's clients, each employee of the Company must avoid actual and apparent conflicts of interest with the Company's clients. Such conflicts of interest could arise if securities are bought or sold for personal accounts in a manner that would significantly compete with the purchase or sale of securities for clients or if securities are bought or sold for client accounts in a manner that is advantageous to such personal accounts. More information describing such conflicts of interest and the compliance procedures for avoiding such conflicts of interest are set forth below.

B.       INSIDER TRADING

         1. INSIDER TRADING DEFINED. The term "insider trading" is generally used to refer to (i) a person's use of material, nonpublic information in connection with transactions in securities and
               (ii) certain communications of material, nonpublic information.

         The laws concerning insider trading generally prohibit:

         o The purchase or sale of securities by an insider, on the basis of material, nonpublic information;

         o The purchase or sale of securities by a non-insider, on the basis of material, nonpublic information if the information was disclosed to the non-insider in violation of an insider's duty to keep the information confidential or was misappropriated; or

         o The communication of material, nonpublic information in violation of a confidentiality obligation where the information leads to a purchase or sale of securities.

         a. WHO IS AN INSIDER? The concept of "insider" is broad. It includes the officers, directors, employees and majority shareholders of a company. In addition, a person can be considered a "temporary insider" of a company if he or she enters into a confidential relationship in the conduct of the company's affairs and, as a result, is given access to company information that is intended to be used solely for company purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, investment bankers, commercial bankers and the employees of such organizations. In order for a person to be considered a temporary insider of a particular company, the company must expect that the person receiving the information will keep the information confidential and the relationship between the company and the person must at least imply such a duty. Analysts are usually not considered insiders of the company that they follow, although if an analyst is given confidential information by a company's representative in a manner in which the analyst knows or should know to be a breach of that representative's duties to the company, the analyst may become a temporary insider.

         b. WHAT IS MATERIAL INFORMATION? Trading on inside information is not a basis for liability unless the information is "material." "Material" information is generally defined as information that a reasonable investor would likely consider important in making his or her investment decision, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that should be considered material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreement, major litigation, liquidity problems and extraordinary management developments. Material information does not have to relate to a company's business, it can be significant market information. (For example, a reporter for The Wall Street Journal was found criminally liable for disclosing to others the dates on which reports on various companies would appear in The Wall Street Journal and whether or not those reports would be favorable.)

         c. WHAT IS NONPUBLIC INFORMATION? Information is nonpublic unless it has been effectively communicated to the market place. For information to be considered public, one must be able to point to some fact to show that the information has been generally disseminated to the public. For example, information found in a report filed with the SEC or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or another publication of general circulation is considered public. Market rumors are not considered public information.

         2. PENALTIES FOR INSIDER TRADING. Penalties for trading on or communicating material, nonpublic information are severe, both for the individuals involved in the unlawful conduct and for its employers. A person can be subject to some or all of the penalties set forth below even if he or she does not personally benefit from the violation. Penalties include:

         o     civil injunctions;

         o     disgorgement of profits;

         o     jail sentences;

         o fines for the person who committed the violation of up to three times the profit gained or loss avoided (per violation, or illegal trade), whether or not the person actually benefited from the violation; and

         o fines for the employer or other controlling person of the person who committed the violation of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided per violation, or illegal trade.

               In addition, any violation of the procedures set forth in this Statement of Policy can be expected to result in serious sanctions by the Company, including dismissal of the persons involved.

         3. PROCEDURES REGARDING THE RECEIPT OF MATERIAL NONPUBLIC INFORMATION. Because the Company does not have an investment banking division or affiliate, it does not anticipate it's officers, directors and employees routinely being in receipt of material, nonpublic information. However, such persons may from time-to-time receive such information. If any such person receives any information which may constitute such material, nonpublic information, such person (i) should not buy or sell any securities (including options or other securities convertible into or exchangeable for such securities) for a personal account or a client account, (ii) should not communicate such information to any other person (other than the Compliance Officer) and (iii) should discuss promptly such information with the Compliance Officer. Under no circumstances should such information be shared with any persons not employed by the Company, including family members and friends.

C.       OTHER CONFIDENTIAL INFORMATION

         1. GENERALLY. In addition to material, nonpublic information, the Company or it's employees may receive other confidential information from it's clients, issuers of securities or other third parties. Such confidential information may include, among other things, (i) proprietary information that is important to the client, issuer or other party, but that is not "material" or
               (ii) information that could be embarrassing for the client, issuer or third party if disclosed. Even information that appears commonplace, such as the name of a client, issuer or third party may, either alone or when coupled with other available information, constitute proprietary, sensitive or confidential information. Therefore, all information that an employee obtains through the Company should be considered confidential unless that information is specifically available to the public.

         2.    PROCEDURES REGARDING USE AND TREATMENT OF CONFIDENTIAL
               INFORMATION.

         a. NO PERSONAL USE. All confidential information, whatever the source, may be used only in the discharge of the employee's duties with the Company. Confidential information may not be used for any personal purpose, including the purchase or sale of securities.

         b. TREATMENT OF CONFIDENTIAL INFORMATION. The Company encourages each of it's employees to be aware of, and sensitive to, such employee's treatment of confidential information. Each employee is encouraged not to discuss such information unless necessary as part of his or her duties and responsibilities with the Company, not to store confidential information in plain view where anyone entering the room may see it, and to remove confidential information from conference rooms, reception areas or other areas where third parties may inadvertently see it. Particular care should be exercised if confidential information must be discussed in public places, such as elevators, taxicabs, trains or airplanes, where such information may be overheard. Under no circumstances may confidential information be shared with any person, including the spouse or other family member, who is not an employee of the Company.

PERSONAL TRADING
----------------

D.       CONFLICTS OF INTEREST INVOLVING TRADING FOR PERSONAL ACCOUNTS

         1. FIDUCIARY DUTY TO AVOID CONFLICTS OF INTEREST. As noted above, because the Company is a fiduciary to it's clients, the Company and each of it's employees must avoid actual and apparent conflicts of interest with the Company's clients. In addition, non-employee "access persons" with respect to the mutual funds advised by the Company are covered by this section of the Statement of Policy.

         2. WHO IS COVERED. The following persons are subject to this section of this Statement of Policy: all employees of the Company (also referred to as "Associates") and all non-employee "access persons" as that term is defined in Rule 17j-1 under the Investment Company Act of 1940. Directors of the Company and Trustees of the Investment Company directly advised by the Company are non-employee access persons. Such non-employee access persons include both interested mutual fund Trustees and independent (or disinterested) mutual fund Trustees. All non-employee Directors of the Company and interested mutual fund Trustees are referred to herein as reporting non-employee access persons. Independent mutual fund Trustees are referred to as non-reporting non-employee access persons.

         3. PERSONAL ACCOUNT DEFINED. The "personal account" of an employee of the Company or non-employee access person shall include each and every account for which such employee or non-employee access person, directly or indirectly, influences or controls the investment decisions of such account. This would include any account of (i) any employee or non-employee access person, (ii) the spouse of such employee or non-employee access person, (iii) any children under the age of 22 of such employee or non-employee access person, and/or (iv) any other person residing in the same household of such employee or non-employee access person. Each account shall be deemed a personal account of the employee or non-employee access person UNLESS such employee or non-employee access person certifies in writing to the Compliance Department for each applicable personal account that: (x) the certifying employee or non-employee access person does not influence the investment decisions for such account, and (y) the person or persons making the investment decisions for such account do not make such decisions, in whole or in part, based upon any information provided by the certifying employee or non-employee access person. (For example, if an employee or non-employee access person has established an account with an investment adviser or broker/dealer and has signed a written contract giving the investment adviser or broker/dealer full discretion over the account.)

         4.    SECURITIES DEFINED.       The term "security" shall have the same
               meaning as that set forth in Section 2(a)(36) of the Investment Company Act of 1940, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment Company.

E.       PROCEDURES REGARDING CONFLICTS OF INTEREST INVOLVING PERSONAL ACCOUNTS

         1. LIMITATIONS ON CERTAIN PERSONAL TRANSACTIONS. We take the subject of personal trading extremely seriously. In order to avoid any conflict of interest, or the appearance of any conflict of interest, the following rules have been adopted by the Company.

         2. PRECLEARANCE RULE: All employees of the Company are required to obtain written approval from Jim Mair or John Tilson and the Compliance Officer before a security transaction may be executed for the employee's personal account (as defined in Section D3).

         a. EXEMPT PRECLEARANCE RULE TRANSACTIONS: The following securities transactions are exempt from the preclearance rule:

               1. Purchase or sale of up to 1,000 shares of any security listed on the Company's Large Cap List (the "List"). The List will contain names of securities that are currently ranked within the top 200 of the Standard & Poor's 500 Composite Stock Index as of the beginning of each calendar quarter. The List will be maintained, updated and distributed at the beginning of each quarter by the Compliance Department. (Please note that updates and/or changes to the List can only be made by the Compliance Department and will only be made at the end of each quarter.)

               2. Purchase of a security as part of an automatic dividend reinvestment plan;

               3. Purchase and/or redemption of open-end investment company securities (open-end mutual funds);

               4. Purchase or sale of securities issued by the Government of the United States (U.S Treasury Notes or Bonds);

               5. Purchase or sale of any banker's acceptances, bank certificates of deposit and commercial paper; and

               6. Purchase or sale of any security effected in any account over which the employee has no direct or indirect influence and/or control (for example: a full discretionary account).

         3.    PROHIBITED TRANSACTIONS:  No employee may:

               a.    purchase any security in an initial public offering;

               b. purchase or sell any precleared security within seven (7) calendar days before and after any executed trade has taken place for a client or shareholders account in that same security; (Blackout Period)

               c. sell within six months of purchasing or acquiring any security, except for those described in 2 through 6 of Section E2A above, for their personal account; (Short-term trading)

               d. purchase privately offered securities of a company that has a class of publicly traded securities without prior written approval from Jim Mair or John Tilson and the Compliance Officer;

               e. receive any gift or other item of more than a de minims value from any person or entity that does business with the Company;

               f. serve as a director of any publicly traded company, unless a determination has been made that service would be consistent with the interests of the clients and shareholders and prior authorization is given; and

               g. buy or sell a security on the basis of material, nonpublic information, or communicate such information to another.

F.     REPORTS OF PERSONAL TRANSACTIONS.

         1. SUBMISSION OF QUARTERLY REPORTS. In order for the Company to monitor compliance with it's insider trading and conflict of interest policies and procedures, and to comply with SEC Rule 204-2(a)(12) under the Advisers Act and Rule 17j-1 under the Investment Company Act, every employee and reporting non-employee access person shall be required to sign, date and submit to the Compliance Department a "Personal Securities Transaction and Regulatory Report" no later than 10 days after the end of each calendar quarter reporting any security transactions, except for transactions listed in F2 below, that were executed during such calendar quarter for any personal account in which the employee or non-employee access person had any direct or indirect beneficial influence and/or control. Independent Trustees of mutual funds advised by the Company, as non-reporting non-employee access persons, are not required to file such reports unless (i) they have actual knowledge of the trading activity being engaged in on behalf of the mutual funds and (ii) they wish to trade in the same securities within 15 days of the mutual funds' trades.

         2. EXEMPT REPORTING TRANSACTIONS. The following securities transactions are exempt from the reporting requirement:

               1. Purchase of a security as part of an automatic dividend reinvestment plan;

               2. Purchase and/or redemption of open-end investment company securities (open-end mutual funds);

               3. Purchase or sale of securities issued by the Government of the United States (U.S Treasury Notes or Bonds);

               4. Purchase or sale of any banker's acceptances, bank certificates of deposit and commercial paper; and

               5. Purchase or sale of any security effected in any account over which the employee has no direct or indirect influence and/or control (for example: a full discretionary account).

         3. REVIEW AND RETENTION OF QUARTERLY REPORTS. The Compliance Department shall be responsible for ensuring that all employees and reporting non-employee access persons submit such reports in a timely manner as described in section G-1 above. A consistent failure to submit timely reports shall be communicated to the President of the Company for appropriate action. The Compliance Department shall review each such report as soon as practicable to determine that this Statement of Policy has been complied with and shall maintain such quarterly reports for each employee and reporting non-employee access person as part of the books and records required by the Advisers Act and the Investment Company Act and the rules promulgated thereunder. No person shall review his or her own report.

         4. SANCTIONS. If the Compliance Officer determines that a violation of this Policy has or may have occurred, he/she shall submit a written determination and any additional explanatory material provided by the employee, to the President of the Company, who shall make an independent determination of whether any non-complying transaction has occurred. If it is determined by the President that a violation has occurred, the President may impose such sanctions as he deems appropriate, including dismissal from the Company, and/or a disgorging of any profits made by the violator.

G.       SUMMARY

         1. IMPORTANCE OF ADHERENCE TO PROCEDURES. It is very important that all employees and non-employee access persons adhere strictly to this Statement of Policy on Personal Trading and Confidential Information. Any violations of such policies and procedures may result in serious sanctions, including dismissal from the Company.

         2. QUESTIONS. Any questions regarding the Company's policies and procedures regarding insider trading, confidential information and conflicts of interest should be referred directly to the Compliance Officer.


                                                                  March 22, 1999

ACKNOWLEDGMENT

To:      Compliance Department

                  This will acknowledge that I have read and understand the Statement of Policy on Personal Trading and Confidential Information for Roger Engemann & Associates, Inc., dated March 22, 1999.




                                                      --------------------------
                                                      Signature


                                                      --------------------------
                                                      Name of Associate


                                                      Date:_____________________

                            SENECA CAPITAL MANAGEMENT

                                 CODE OF ETHICS

                              DATED MARCH 31, 2000

As an investment adviser, Seneca Capital Management LLC ("Seneca") is a fiduciary. It owes its clients the highest duty of loyalty and relies on each employee to avoid conduct that is or may be inconsistent with that duty. It is also important for employees to avoid actions that, while they may not actually involve a conflict of interest or an abuse of a client's trust, may have the appearance of impropriety.

Because Seneca serves as investment manager to registered investment companies ("Fund Clients"), Seneca is required to adopt a code of ethics setting forth policies and procedures, including the imposition of restrictions on itself and employees, to the extent reasonably necessary to prevent certain violations of rules under the Investment Company Act of 1940. This Code of Ethics and Conduct (the "Code") is intended to set forth those policies and procedures and to state Seneca's broader policies regarding its duty of loyalty to clients.

1.       Statement of Ethical Principles
         -------------------------------

         When Fund Access Persons covered by the terms of this Code of Ethics engage in personal securities transactions, they must adhere to the following general principles as well as to the Code's specific provisions:

                  A. At all times, the interests of Fund shareholders must be paramount;

                  B. Personal transactions must be conducted consistent with this Code of Ethics in a manner that avoids any actual or potential conflict of interest; and

                  C. No inappropriate advantage should be taken of any position of trust and responsibility.

2.       Definitions
         -----------

                  A. "Fund" means each and every investment company, or series thereof, or other institutional account managed by the Adviser, individually and collectively.

                  B. "Access Person" means any Trustee (other than a Disinterested Trustee who does not obtain information concerning recommendations made to the Fund regarding the purchase or sale of a security), officer, general partner, Portfolio Manager or Advisory Person of the Fund or (i) any temporary or permanent employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. For purposes of


                                      (1)

                  Section 4, "Access Person" shall not include Advisory Persons nor Portfolio Managers. The Compliance Officer of each Fund shall maintain a list of the Fund's Access Persons.

                  C. "Advisory Person" means any Portfolio Manager or other investment person, such as an analyst or trader, who provides information and advice to a Portfolio Manager or assists in the execution of the investment decisions. For purposes of
                  Section 4, "Advisory Person" shall not include Portfolio Managers.

                  D. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the Advisory Person making the recommendation, when such person seriously considers making such a recommendation.

                  E. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

                  F. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act, as amended.

                  G. "Disinterested Trustee" means a Trustee of a Fund who is not an "interested person" of the Fund within the meaning of
                  Section 2(a)(19) of the Investment Company Act, as amended.

                  H. "Initial Public Offering" means a public sale of an issue not previously offered to the public.

                  I. "Managed Fund" shall mean those Funds, individually and collectively, for which the Portfolio Manager makes buy and sell decisions.

                  J. "Portfolio Manager" means the person entrusted to make the buy and sell decisions for a Fund.

                  K. "Private Placement" shall have the same meaning as that set forth in Section 4(2) of the Securities Exchange Act.

                  L. "Purchase or sale of a security" includes inter alia, the writing of an option or the purchase or sale of a security that is exchangeable for or convertible into, a security that is held or to be acquired by a Fund.

                  M. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.


                                      (2)

3.       Exempted Transactions
         ---------------------

         The prohibitions of Section 4 of this Code shall not apply to:

                  A. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control in the reasonable estimation of the Compliance Officer.

                  B. Purchases or sales of securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify.

                  C. Purchases or sales which are non-volitional on the part of either the Access Person or the Fund.

                  D. Purchases of shares necessary to establish an automatic dividend reinvestment plan or pursuant to an automatic dividend reinvestment plan, and subsequent sales of such securities.

                  E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.       Prohibited Activitie
         --------------------

                  A. IPO Rule: No Advisory Person or Portfolio Manager may purchase securities in an Initial Public Offering, except with the prior approval of the Compliance Officer of the Fund.

                  B. Private Placement Rule: No Advisory Person or Portfolio Manager may purchase securities in a Private Placement unless such purchase has been approved by the Compliance Officer of the Fund. Any such approved purchase should be disclosed to the Fund if that issuer's securities are being considered for purchase or sale by the Fund. Such consideration for purchase or sale shall be conducted by a person other than the interested Advisory Person or Portfolio Manager.

                  C. Preclearance Rule: No Access Person, Advisory Person nor Portfolio Manager may purchase or sell a security unless such purchase or sale has been precleared by the Compliance Officer of the Fund. Preclearance shall be valid through the business day next following the day preclearance is given.

                  Exceptions: The following securities transactions are exempt from the pre-clearance requirement:

                        1. Purchases or sales of up to 500 shares of securities of issuers ranked within the top 200 of the Standard & Poor's 500 Composite Stock Index (S&P 500) (the "Large Cap List") at the time of purchase or sale. The Compliance Officer of the Fund shall distribute an updated list of such securities quarterly.


                                      (3)

                        2. Purchase orders sent directly to the issuer via mail (other than in connection with a Private Placement) or sales of such securities which are redeemed directly by the issuer via mail.

                  NOTE: THE COMPLIANCE OFFICER OF THE FUND MAY DENY APPROVAL OF ANY TRANSACTION REQUIRING PRECLEARANCE UNDER THIS PRECLEARANCE RULE, EVEN IF NOMINALLY PERMITTED UNDER THIS CODE OF ETHICS, IF HE/SHE REASONABLY BELIEVES THAT DENYING PRECLEARANCE IS NECESSARY FOR THE PROTECTION OF A FUND. ANY SUCH DENIAL MAY BE APPEALED TO THE FUND'S COUNSEL. THE DECISION OF COUNSEL SHALL BE FINAL.

                  D. Open Order Rule: No Access Person, Advisory Person or Portfolio Manager may purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, when a Fund has a pending "buy" or "sell" order for that security of the same type (i.e. buy or sell) as the proposed personal trade, until the Fund's order is executed or withdrawn.

                  Exceptions: The following securities transactions are exempt from the Open Order Rule:

                        1. Purchases or sales of up to 500 shares of securities of issuer on the Large Cap List at the time of the transaction.

                        2. Purchases or sales approved by the Compliance Officer of the Fund in his/her discretion.

                  ANY PROFITS REALIZED ON A PERSONAL TRADE IN VIOLATION OF THIS
                  SECTION 4D MUST BE DISGORGED.

                  E. Blackout Rule: If a Portfolio Manager's Managed Fund holds a security that is the subject of a proposed personal trade by that Portfolio Manager, such personal trade may be permitted only as follows:

                        1. If the proposed personal trade is on the same side as the last Managed Fund transaction in that security, the personal trade cannot occur within two days of such Managed Fund transaction (i.e. neither at T nor T + 1 calendar day).

                        2. If the proposed personal trade is on the opposite side of the last Managed Fund transaction in that security, the personal trade cannot occur unless
                              (a) it is more than two days after the Managed Fund transaction (i.e. T + 2 calendar days or later) AND (b) the Preclearance Request, if required for such personal transaction (i.e. it is not eligible for the Large Cap List exception to the Preclearance Rule) sets forth, to the reasonable satisfaction of the Compliance Officer, an explanation of the reasons the Managed Fund is not effecting a similar transaction.

                  Transactions permitted under the Blackout Rule must also satisfy the Open Order Rule and the Preclearance Rule if and to the extent the transaction is not covered by exceptions to those rules.


                                      (4)

                  ANY PROFITS REALIZED BY A PORTFOLIO MANAGER ON A PERSONAL TRADE IN VIOLATION OF THIS SECTION 4E MUST BE DISGORGED.

                  F. Holding Period Rule: Access Persons, Advisory Persons and Portfolio Managers must hold each Security, other than those described in Section 3B, (securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify) for a period of not less than six (6) months, whether or not the purchase of such Security was an exempt transaction under any other provision of Section 4.

                  ANY PROFITS REALIZED ON TRADING IN CONTRAVENTION OF THIS POLICY MUST BE DISGORGED.

                  G. No Advisory Person shall accept any gift or other item of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

                  H. No Advisory Person shall serve on the board of directors of a publicly traded company without prior authorization by the President or the Compliance Officer of the Fund. If board service is authorized, such Advisory Person shall have no role in making investment decisions with respect to the publicly traded company.

5.       Compliance Procedures
         ---------------------

                  A. All Access Persons shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the Fund's Compliance Officer.

                  B. Every Access Person shall report to the Fund the information described in Section 5D of this Code with respect to transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                  C. A Disinterested Trustee of the Fund need only report a transaction in a security if such Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, (1) during the 7-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund or (2) such security was being considered for purchase or sale by the Fund.

                  D. Every report required pursuant to Section 5B above shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                        (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                        (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);


                                      (5)

                        (iii) The price at which the transaction was effected;

                        (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                        (v) The date of approval of the transaction and the person who approved it as required by Section 4B or C above.

                  E. Each Access Person shall submit a report listing all personal securities holdings to the Compliance Officer upon the commencement of service and annually thereafter. This annual report shall include a certification by the Access Person that he or she has read and understood the Code of Ethics and has complied with the Code's requirements.

                  F. Any report made under this Section 5 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                  G. The Compliance Officer shall submit an annual report to the Fund's Board of Trustees that summarizes the current Code of Ethics procedures, identifies any violations requiring significant remedial action, and recommends appropriate changes to the Code, if any.

                  H. Any Access Person or Disinterested Trustee shall immediately report any potential violation of this Code of which he or she becomes aware to the Fund's Compliance Officer.

6.       Sanctions
         ---------

         Upon discovering a violation of this Code, the Board of Trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of employment, or suspension of personal trading privileges for such period as it may deem appropriate.


                                      (6)

                            SENECA CAPITAL MANAGEMENT

                                 CODE OF ETHICS

                                    ADDENDUM

As stated in Section 3B(2) of the Code of Ethics, the Trustees/Directors may specify from time to time, EXEMPTED TRANSACTIONS, which are purchases or sales of securities, which are exempt from Section 4 of the Code.

The following transactions have been specified as EXEMPT TRANSACTIONS by the Trustees/Directors:

1.  Purchases or sales of securities issued by Phoenix Investment Partners, Ltd.

2. Purchases or sales by Directors or Trustees who are not employees of the adviser or distributor of a fund or any affiliates thereof provided such Director or Trustee does not obtain information concerning recommendations to the Fund regarding the purchase or sale of a security.


                                      (7)